UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2011

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4350 McKinley Street
Omaha, Nebraska	68112
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K/A

Item 5.07.        Submission of Matters to a Vote of Security Holders

On May 6, 2011, Ballantyne Strong, Inc., (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K Report”) to report the voting results of its annual meeting of stockholders held on May 4, 2011, including among other matters, the results of the stockholder vote on the frequency of submission to stockholders of the advisory vote on the compensation paid to the Company’s named executive officers as set forth in the Company’s proxy statement (the “Say on Pay Vote”).  This Form 8-K/A is being filed as an amendment to the Original 8-K Report to disclose the decision of the Company’s Board of Directors as to how frequently the Company will hold the Say on Pay Vote.

At the annual meeting, the greatest number of votes was cast in favor of holding the Say on Pay Vote annually.   Accordingly, the Board of Directors has determined that the Company will include the Say on Pay Vote in its proxy materials on an annual basis until the next required vote on the frequency of the Say on Pay Vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: September 22, 2011	By:	/s/ Mary Carstens
Mary Carstens
Chief Financial Officer